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Exhibit 21

Subsidiary	State of Incorporation or Organization
3 SKY REALTY L.L.C.	NY
5 GREENTREE REALTY L.L.C.	NJ
5/6 SKYLINE REALTY L.L.C.	NY
9 CAMPUS REALTY L.L.C.	NJ
11 COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
12 SKYLINE ASSOCIATES L.L.C.	NY
14/16 SKYLINE REALTY L.L.C.	NY
25 COMMERCE REALTY L.L.C.	NJ
105 EISENHOWER REALTY L.L.C.	NJ
120 PASSAIC STREET LLC	NJ
1717 REALTY ASSOCIATES L.L.C.	NJ
20 COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
250 CORPORATE REALTY L.L.C.	NY
300 TICE REALTY ASSOCIATES L.L.C.	NJ
300 HORIZON ROAD REALTY L.L.C.	NJ
400 RELLA REALTY ASSOCIATES L.L.C.	NY
500 COLUMBIA TURNPIKE ASSOCIATES L.L.C.	NJ
600 HORIZON CENTER L.L.C.	NJ
600 PARSIPPANY ASSOCIATES L.L.C.	NJ
4 GATEHALL REALTY L.L.C.	NJ
78 PINSON PARTNERS L.L.C.	NJ
795 FOLSOM REALTY ASSOCIATES L.P.	CA
1266 SOUNDVIEW REALTY L.L.C.	CT
AIRPORT PROPERTIES ASSOCIATES LLC	NJ
BMP MOORESTOWN REALTY L.L.C.	NJ
BMP SOUTH REALTY L.L.C.	NJ
BRIDGE PLAZA ASSOCIATES L.L.C.	NJ
C.W. ASSOCIATES L.L.C.	NJ
CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR IV URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR V LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P.	NJ

CAL-HARBOR VI URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VII LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR VII URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-TREE REALTY ASSOCIATES L.P.	PA
CALI HARBORSIDE (FEE) ASSOCIATES L.P.	NJ
CALI HARBORSIDE PLAZA I (FEE) ASSOCIATES L.P.	NJ
CENTURY PLAZA ASSOCIATES L.L.C.	NJ
CLEARBROOK ROAD ASSOCIATES L.L.C.	NY
COLLEGE ROAD REALTY L.L.C.	NJ
COMMERCENTER REALTY ASSOCIATES L.L.C.	NJ
CROSS WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
CWLT ROSELAND EXCHANGE L.L.C.	NJ
D.B.C. REALTY L.L.C.	NJ
ELMSFORD REALTY ASSOCIATES L.L.C.	NY
EMPIRE STATE VEHICLE LEASING L.L.C.	NY
FIVE SENTRY REALTY ASSOCIATES L.P.	PA
GARDEN STATE VEHICLE LEASING L.L.C.	NJ
GROVE STREET ASSOCIATES OF JERSEY CITY LIMITED PARTNERSHIP	NJ
HARBORSIDE HOSPITALITY CORP.	NJ
HORIZON CENTER REALTY ASSOCIATES L.L.C.	NJ
HORIZON CENTER REALTY L.L.C.	NJ
JUMPING BROOK REALTY ASSOCIATES L.L.C.	NJ
KEMBLE-MORRIS, LLC	NJ
KEYSTONE VEHICLE LEASING L.L.C.	PA
LINWOOD REALTY L.L.C.	NJ
LITTLETON REALTY ASSOCIATES L.L.C.	NJ
M-C CALIFORNIA SERVICES, INC.	DE
M-C CAPITOL ASSOCIATES L.L.C.	DE
M-C HARSIMUS PARTNERS L.L.C.	NJ
M-C PENN MANAGEMENT TRUST	MD
M-C PROPERTIES CO. REALTY L.L.C.	NJ
M-C ROCKLAND PARTNERS L.P.	NY
M-C TEXAS MANAGEMENT L.P.	TX
MACK-CALI ADVANTAGE SERVICES CORPORATION	DE

MACK-CALI AIRPORT REALTY ASSOCIATES L.P.	PA
MACK-CALI B PROPERTIES, L.L.C.	NJ
MACK-CALI BRIDGEWATER CO., L.P.	NJ
MACK-CALI BUILDING V ASSOCIATES L.L.C.	NJ
MACK-CALI CALIFORNIA DEVELOPMENT ASSOCIATES L.P.	CA
MACK-CALI CALIFORNIA PARTNERS L.P.	CA
MACK-CALI CAMPUS REALTY L.L.C.	NJ
MACK-CALI CHESTNUT RIDGE, L.L.C.	NJ
MACK-CALI CW REALTY ASSOCIATES L.L.C.	NY
MACK-CALI D.C. MANAGEMENT CORP	DE
MACK-CALI E-COMMERCE L.L.C.	DE
MACK-CALI EAST LAKEMONT L.L.C.	NJ
MACK-CALI F PROPERTIES L.P.	NJ
MACK-CALI GLENDALE LIMITED PARTNERSHIP	AZ
MACK-CALI MEADOWLANDS CORPORATION	DE
MACK-CALI MID-WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI MORRIS REALTY L.L.C.	NJ
MACK-CALI NORTH HILLS L.L.C.	NY
MACK-CALI PENNSYLVANIA REALTY ASSOCIATES L.P.	PA
MACK-CALI PROPERTIES CO. #3 L.P.	NJ
MACK-CALI PROPERTIES CO. NO. 11, L.P.	NY
MACK-CALI PROPERTY TRUST	MD
MACK-CALI REALTY ACQUISITION CORP.	DE
MACK-CALI REALTY CONSTRUCTION CORPORATION	NJ
MACK-CALI REALTY L.P.	DE
MACK-CALI SERVICES, INC.	NJ
MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI STAMFORD REALTY ASSOCIATES, L.P.	CT
MACK-CALI SUB I, INC.	DE
MACK-CALI SUB II, INC.	DE
MACK-CALI SUB III, INC.	DE
MACK-CALI SUB IV, INC.	DE
MACK-CALI SUB IX, INC.	DE
MACK-CALI SUB VI, INC.	DE

MACK-CALI SUB X, INC.	DE
MACK-CALI SUB XI, INC.	DE
MACK-CALI SUB XII, INC.	DE
MACK-CALI SUB XIV, INC.	DE
MACK-CALI SUB XIX, INC.	DE
MACK-CALI SUB XV, TRUST	MD
MACK-CALI SUB XVII, INC.	DE
MACK-CALI SUB XXI, INC.	DE
MACK-CALI SUB XXII, INC.	DE
MACK-CALI SUB XXIII, INC.	CO
MACK-CALI TAXTER ASSOCIATES L.L.C.	NY
MACK-CALI TEXAS PROPERTY L.P.	TX
MACK-CALI TRS HOLDING CORPORATION	DE
MACK-CALI WILLOWBROOK COMPANY L.P.	NJ
MACK-CALI WOODBRIDGE II L.P.	NJ
MACK-CALI WP REALTY ASSOCIATES L.L.C.	NY
MACK-CALI-R COMPANY NO. 1 L.P.	NJ
MAIN-MARTINE MAINTENANCE CORP.	NY
MANHASSET ASSOCIATES L.L.C.	NY
MAPLE 4 CAMPUS REALTY L.L.C.	NJ
MAPLE 6 CAMPUS REALTY L.L.C.	NJ
MARTIN AVENUE REALTY ASSOCIATES L.L.C.	NY
MC-CAP L.L.C.	DE
MID-WEST MAINTENANCE CORP.	NY
MID-WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
MONMOUTH/ATLANTIC REALTY ASSOCIATES L.L.C.	NJ
MOORESTOWN REALTY ASSOCIATES L.L.C.	NJ
MORRISTOWN TEN	NJ
MOUNT AIRY REALTY ASSOCIATES L.L.C.	NJ
MOUNTAINVIEW REALTY L.L.C.	NJ
OFFICE ASSOCIATES L.L.C.	NJ
ONE SYLVAN REALTY, L.L.C.	NJ
PA UTILIPRO SOLUTIONS TRUST	MD
PARSIPPANY CAMPUS REALTY ASSOCIATES L.L.C.	NJ

PHELAN REALTY ASSOCIATES L.P.	CA
PLAZA VIII & IX ASSOCIATES L.L.C.	NJ
PLAZA X LEASING ASSOCIATES L.L.C.	NJ
PLAZA X REALTY L.L.C.	NJ
PLAZA X URBAN RENEWAL ASSOCIATES L.L.C.	NJ
PRINCETON CORPORATE CENTER REALTY ASSOCIATES L.L.C.	NJ
PRINCETON OVERLOOK REALTY L.L.C.	NJ
ROSELAND II L.L.C.	NJ
ROSELAND OWNERS ASSOCIATES L.L.C.	NJ
SENTRY PARK WEST L.L.C.	PA
SHELTON REALTY ASSOCIATES L.P.	CT
SIX COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
SKYLINE REALTY L.L.C.	NY
SO. WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
SOUTH-WEST MAINTENANCE CORP.	NY
STEVENS AIRPORT REALTY ASSOCIATES L.P.	PA
SYLVAN 701 PARTNERS L.L.C.	NJ
SYLVAN 704 PARTNERS L.L.C.	NJ
SYLVAN/CAMPUS REALTY ASSOCIATES L.L.C.	NJ
TALLEY MAINTENANCE CORP.	NY
TALLEYRAND REALTY ASSOCIATES L.L.C.	NY
THE GROVE STREET URBAN RENEWAL CORP.	NJ
THE HORIZON CENTER PROPERTY OWNERS ASSOCIATION, INC.	NJ
TRIAD REALTY ASSOCIATES L.L.C.	DE
TRIAD REALTY HOLDING L.L.C.	DE
U.S. UTILIPRO SOLUTIONS L.L.C.	DE
UTILIPRO SOLUTIONS, INC.	NJ
VAUGHN PARTNERS L.L.C.	NJ
VAUGHN PRINCETON ASSOCIATES L.L.C.	NJ
WEST-AVE. MAINTENANCE CORP.	CT
WESTAGE REALTY L.L.C.	NY
WHITE PLAINS REALTY ASSOCIATES L.L.C.	NY

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  Exhibit 21